SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 20, 1998
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of May 1, 1998, relating to the Master Financial Asset Securitization Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------


        Delaware                                         06-1204982
-----------------------------------------   ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                          10019
-----------------------------------------   ------------------------------------
Address of principal executive offices                    (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
          ------------
          Attached as an exhibit are the Computational Materials, Structural Term Sheets and Collateral Term Sheets (each as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter,") prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letters.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------
      (99)                              Computational Materials, Structural
                                        Term Sheets and Collateral Term Sheets
                                        prepared by PaineWebber Incorporated in
                                        connection with Master Financial Asset
                                        Securitization Trust 1998-2,
                                        Home Loan Asset Backed Notes,
                                        Series 1998-2

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAINEWEBBER MORTGAGE ACCEPTANCE
                                             CORPORATION IV


May ---, 1998

                                              By:  /s/Joseph Piscina
                                                   ----------------
                                                   Joseph Piscina
                                                   Director

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.       Description                                   Electronic (E)
-----------       -----------                                   ----------------

   (99)           Computational Materials, Structural                 E
                  Term Sheets and Collateral Term Sheets
                  prepared by PaineWebber Incorporated
                  in connection with Master Financial
                  Asset Securitization Trust 1998-2, Home
                  Loan Asset Backed Notes, Series 1998-2